UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Genesco Inc.

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On June 18, 2021, Genesco Inc. (the “Company”) issued the following press release.

GENESCO SENDS LETTER TO SHAREHOLDERS HIGHLIGHTING STRENGTH OF ITS BOARD AND STRATEGY

•	Highly Engaged, Thoughtful and Independent Board Has Acted Decisively to Drive Positive Results and Transform Genesco into a Footwear Focused Company

•	The Board Brings Essential Skills to Enable Genesco to Deliver Long-Term, Sustainable Shareholder Value

•	Legion’s Slate Raises Many Concerns; Nominees Lack Relevant Skills and Experience in Areas Essential to Genesco’s Business

•	Genesco Urges Shareholders to Vote “FOR” All Nine of the Company’s Highly Qualified Directors on the BLUE Proxy Card

•	For More Information, Shareholders Can Visit www.GenescoDrivingValue.com

NASHVILLE, Tenn., June 18, 2021 – Genesco Inc. (NYSE: GCO) (“Genesco” or the “Company”) today sent a letter to shareholders highlighting the collective strength of its Board of Directors, which has been significantly refreshed and comprises the right mix of skills and experience to advance Genesco’s footwear focused strategy, deliver long-term value to shareholders, and position the Company for sustainable growth.

Genesco urges shareholders to protect the value of their investment by voting the BLUE proxy card today “FOR” all nine of the Company’s highly qualified directors. The Company’s Annual Meeting of Shareholders is scheduled to be held on July 20, 2021. Shareholders of record as of close of business on June 28, 2021 will be entitled to vote at the meeting.

The letter can be viewed here.

About Genesco Inc.

Genesco Inc., a Nashville-based specialty retailer and branded company, sells footwear and accessories in more than 1,455 retail stores throughout the U.S., Canada, the United Kingdom and the Republic of Ireland, principally under the names Journeys, Journeys Kidz, Little Burgundy, Schuh, Schuh Kids, Johnston & Murphy, and on internet websites www.journeys.com, www.journeyskidz.com, www.journeys.ca, www.littleburgundyshoes.com, www.schuh.co.uk, www.johnstonmurphy.com, www.johnstonmurphy.ca, www.nashvilleshoewarehouse.com, and www.dockersshoes.com. In addition, Genesco sells footwear at wholesale under its Johnston & Murphy brand, the licensed Levi’s brand, the licensed Dockers brand, the licensed Bass brand, and other brands. For more information on Genesco and its operating divisions, please visit www.genesco.com.

Forward-Looking Statements

This release contains forward-looking statements, including those regarding the performance outlook for the Company and all other statements not addressing solely historical facts or present conditions. Forward- looking statements are usually identified by or are associated with such words as “intend,” “expect,” “believe,” “should,” “anticipate,” “optimistic” and similar terminology. Actual results could vary materially from the expectations reflected in these statements. A number of factors could cause differences. These include adjustments to projections reflected in forward-looking statements, including those resulting from the effects of COVID-19 on the Company’s business, including COVID-19 case spikes in locations in which the Company operates, the roll-out of COVID-19 vaccines and the public’s acceptance of the vaccines, additional stores closures due to COVID-19, the timing of the re-opening of our stores, the timing of in-person back-to-work and back-to-school and sales with respect thereto, weakness in store and shopping mall traffic, restrictions on operations imposed by government entities and/or landlords, changes in public safety and health requirements, and limitations on the Company’s ability to adequately staff and operate stores. Differences from expectations could also result from stores closures and effects on the business as a result of civil disturbances; the level and timing of promotional activity necessary to maintain inventories at appropriate levels; the imposition of tariffs on product imported by the Company or its vendors as well as the ability and costs to move production of products in response to tariffs; the Company’s ability to obtain from suppliers products that are in-demand on a timely basis and effectively manage disruptions in product supply or distribution, including disruptions as a result of COVID-19; unfavorable trends in fuel costs, foreign exchange rates, foreign labor and material costs, and other factors affecting the cost of products; the effects of the British decision to exit the European Union and other sources of market weakness in the U.K. and Republic of Ireland; the effectiveness of the Company’s omni-channel initiatives; costs associated with changes in minimum wage and overtime requirements; wage pressure in the U.S. and the U.K.; weakness in the consumer economy and retail industry; competition and fashion trends in the Company’s markets; risks related to the potential for terrorist events; risks related to public health and safety events; changes in buying patterns by significant wholesale customers; retained liabilities associated with divestitures of businesses including potential liabilities under leases as the prior tenant or as a guarantor; and changes in the timing of holidays or in the onset of seasonal weather affecting period-to-period sales comparisons. Additional factors that could cause differences from expectations include the ability to renew leases in existing stores and control or lower occupancy costs, and to conduct required remodeling or refurbishment on schedule and at expected expense levels; the Company’s ability to realize anticipated cost savings, including rent savings; the Company’s ability to achieve expected digital gains and gain market share; deterioration in the performance of individual businesses or of the Company’s market value relative to its book value, resulting in impairments of fixed assets, operating lease right of use assets or intangible assets or other adverse financial consequences and the timing and amount of such impairments or other consequences; unexpected changes to the market for the Company’s shares or for the retail sector in general; costs and reputational harm as a result of disruptions in the Company’s business or information technology systems either by security breaches and incidents or by potential problems associated with the implementation of new or upgraded systems; the Company’s ability to realize any anticipated tax benefits; and the cost and outcome of litigation, investigations and environmental matters involving the Company, and the impact of actions initiated by activist shareholders. Additional factors are cited in the “Risk Factors,” “Legal Proceedings” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of, and elsewhere in, the Company’s SEC filings, copies of which may be obtained from the SEC website, www.sec.gov, or by contacting the investor relations department of Genesco via the Company’s website, www.genesco.com. Many of the factors that will determine the outcome of the subject matter of this release are beyond Genesco’s ability to control or predict. Genesco undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Forward-looking statements reflect the expectations of the Company at the time they are made. The Company disclaims any obligation to update such statements.

Important Additional Information and Where to Find It

Genesco has filed a definitive proxy statement (the “Proxy Statement”) and accompanying proxy card in connection with the solicitation of proxies for the 2021 annual meeting of Genesco shareholders (the “Annual Meeting”). INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Genesco with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the Investors section of Genesco’s corporate website at www.genesco.com.

Participants in the Solicitation

Genesco, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Genesco shareholders in connection with the matters to be considered at the Annual Meeting. Information regarding the names of Genesco’s directors and executive officers and certain other individuals and their respective interests in Genesco by security holdings or otherwise is set forth in the Annual Report on Form 10-K of Genesco for the fiscal year ended January 30, 2021, and in the Proxy Statement. To the extent holdings of such participants in Genesco’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

###

Media Contacts

Claire S. McCall

cmccall@genesco.com

(615) 308-2483

Or

Jared Levy / Danya Al-Qattan

Sard Verbinnen & Co

Genesco-SVC@sardverb.com

Investor Contacts

Tom George

tgeorge@genesco.com

(615) 367-7465

Or

David Slater

dslater@genesco.com

(615) 367-7604

On June 18, 2021, the Company mailed the following letter to the shareholders of the Company.

An Important Message for All Genesco Shareholders Your Board of Directors Seeks Your Support at Our Upcoming Annual Meeting of Shareholders Protect the Value of Your Investment by Voting FOR ALL 9 Highly Qualified Genesco Director Nominees using the Enclosed BLUE Proxy Card Today

## DEAR FELLOW SHAREHOLDER,

Our Board of Directors is successfully transforming Genesco's business strategy and operations to succeed in a rapidly evolving retail environment. The Board recognized that change was necessary and decisively pivoted our strategy, bringing on new senior management, investing in digital capabilities, focusing relentlessly on execution, and reshaping the Board with directors who bring valuable skills and experience to accelerate our new footwear focused strategy. These proactive initiatives over the past few years are producing clear, positive results for shareholders, **underscoring the fact that we have the right strategy, management team, and Board in place to continue enhancing long-term value for shareholders.**

Meanwhile, hedge fund Legion Partners Asset Management LLC ("Legion") is seeking to replace all four of our highly qualified independent directors with any tenure, with nominees who, in our view, lack the skills, experience, and track records needed to deliver sustainable, long-term value to shareholders. This would force the turnover of 100% of the independent directors in less than a nine-month period, leading to an average Board tenure of only four months. Legion has made no effort to engage constructively with Genesco regarding Legion's proposed nominees and has failed to bring forward any value-creating ideas. **Do not let Legion's baseless campaign and slate of unqualified directors disrupt our momentum.**

> We urge you to support our strong track record of financial performance, shareholder value creation, and fit for purpose Board by voting **FOR ALL** of Genesco's nine director nominees using the **BLUE** proxy card today

## OUR THOUGHTFUL, HIGHLY ENGAGED & INDEPENDENT BOARD HAS MADE DECISIVE CHANGES TO ADVANCE GENESCO'S STRATEGY

Our Board has a strong track record of accountability and being a good steward of capital, making necessary and decisive changes to strengthen and grow Genesco's business and drive long-term shareholder value. Genesco's Board has and will continue to act as its own change agent – and take necessary action when warranted.

**Genesco pivoted to a footwear focused strategy in early 2018 when the Board completed a comprehensive strategic review process, resulting in the sale of Lids Sports Group.** The sale of Lids, which accounted for 25% of Genesco's revenue, allowed Genesco to sharpen its focus on its industry-leading footwear platform. Since the completion of the sale of Lids in February 2019, our Board has continued to transform the Company strategically and through a cohesive set of Board and executive changes to deliver sustainable value to shareholders.

### STRATEGY BASED CHANGES

- Completed sale of Lids, February 2019
- Developed 20-point plan for Schuh turnaround, early 2019
- Footwear focused strategy launched, 2019
- Signed Levi's license; closed Togast acquisition, January 2020
- Announced six strategic pillars to drive growth over a five-year plan, March 2020
- Developed PIVOT plan for Johnston & Murphy transformation, early 2021

### MANAGEMENT CHANGES

- Mario Gallione appointed new head of Journeys, June 2018
- Mimi Vaughn named COO, May 2019
- Danny Ewoldsen appointed new head of Johnston & Murphy, June 2019
- Scott Becker named General Counsel and Secretary, October 2019
- Mimi Vaughn named CEO, February 2020
- Tom George appointed CFO, December 2020
- Parag Desai appointed Chief Strategy and Digital Officer, May 2021

### BOARD CHANGES

- Matt Diamond elected Lead Independent Director, June 2019
- Mimi Vaughn appointed to Board, October 2019
- James Bradford and Robert Dennis retired from Board; Mimi Vaughn elected Board Chair, July 2020
- John Lambros appointed to the Board, October 2020
- Angel Martinez, Mary Meixelsperger and Greg Sandfort appointed to the Board, May 2021
- Marty Dickens and Kathleen Mason to retire from Board, July 2021

**These changes are delivering clear and tangible results for shareholders.** Since Mimi Vaughn assumed the role of CEO in February 2020, Genesco has delivered a **total shareholder return of 46%**[1] with significant sequential improvement in revenue and operating income every quarter since the pandemic began (Q1 FY2021), and over **$130 million of free cash flow for FY2021**[2] – all against the backdrop of a rapidly evolving retail environment and unprecedented challenges due to the pandemic. These positive results highlight Genesco's ability to evolve and transform with retail and brand trends, such as the need to participate fully in eCommerce, and the Board recognized the need to change well before the pandemic. As a result, Genesco has shown a strong ability to perform in a post-pandemic market.

[1] Total shareholder return ("TSR") calculated from January 31, 2020, date of Vaughn's appointment as CEO, to June 16, 2021
[2] Free Cash Flow defined as Cash From Operations ($158 million) less Capital Expenditures ($24 million)

Vote the **BLUE** proxy card today

To learn more visit **GenescoDrivingValue.com**

## MEET OUR NEW INDEPENDENT DIRECTORS

**Our new independent directors bring years of meaningful public company leadership, operating management, and deep expertise in brands and the retail sector, including footwear, as well as digital media, corporate finance, and M&A.**

**The Board has determined, after an extensive evaluation process, that these skills are essential to our efforts to deliver long-term, sustainable shareholder value.**

### JOHN LAMBROS



- **Member of the Compensation Committee**
- Independent Director

- President of GCA-U.S., a global investment bank, serving as head of its digital media banking practice
- Experience in digital media and emerging technology sectors
- Former Morgan Stanley banker
- Expertise in corporate finance, strategic portfolio reviews, M&A, and capital markets

"I have first-hand experience supporting and leading corporate transformations and know the importance of taking decisive action. It is clear this Board is always thinking a few steps ahead and has demonstrated its ability to pivot quickly, especially over the last year, to ensure the Company is moving in the right direction while protecting and enhancing long-term value for shareholders."

– John Lambros

### MARY MEIXELSPERGER



- **Member of the Audit Committee**
- Independent Director

- Chief Financial Officer of Valvoline Inc.; former CFO of DSW Inc.
- Specific omni-channel strategy and specialty footwear retail industry experience, including technology
- Knowledge of accounting, auditing, and internal control over financial reporting
- Public company leadership experience

"This Board and management team have made thoughtful financial planning decisions. Genesco has been able to drive revenue growth, cost reductions, and margin expansion, and despite the impact of the pandemic, maintains an extremely healthy balance sheet."

– Mary Meixelsperger

### ANGEL MARTINEZ



- **Member of the Nominating and Governance Committee**
- Independent Director

- Former Chief Executive Officer and Chairman of the Board of Directors, Deckers Brands
- 40 years of experience starting, growing, marketing, and developing footwear brands, including UGG, Teva, Hoka, and Reebok, among others
- Operational and strategic expertise in capital allocation, business transformation, and human capital management
- Public company leadership and director experience

"I have spent my career in footwear and have tremendous respect for Genesco's Board and management team, who have established a powerful omni-channel platform and made strategic changes to drive synergies, which I believe will create real and sustainable value for shareholders."

– Angel Martinez

### GREG SANDFORT



- **Member of the Compensation Committee**
- Independent Director

- Former Chief Executive Officer and Director, Tractor Supply Company
- Deep retail transformation experience, successfully implementing omni-channel strategies to drive growth
- Expertise in capital allocation and thorough understanding of shifting consumer preferences
- Public company leadership and director experience

"I've spent over 40 years in the retail industry and have a deep appreciation for how challenging it can be to build and lead a team through transformative change, particularly in today's retail environment. The Genesco Board and management team have successfully evolved the Company's digital and omni-channel capabilities to meet the customer where they are today, which in my experience, is a winning strategy."

– Greg Sandfort

Vote the **BLUE** proxy card today

To learn more visit **GenescoDrivingValue.com**

## OUR BOARD HAS THE RIGHT SKILLS AND EXPERIENCE TO LEAD GENESCO FORWARD WHILE LEGION'S SLATE LACKS THE EXPERIENCE, TRACK RECORD, AND LEADERSHIP REQUIRED TO DELIVER SHAREHOLDER VALUE

**Genesco has outlined a clear and synergistic six pillar strategy to deliver sustained and profitable growth, and it has formed a Board with the core competencies aligned with our strategy.** Collectively, Genesco's directors bring a wealth of leadership experience, financial, strategic and retail expertise, and strong track records of building enduring brands and creating sustainable value for shareholders.

**In contrast, Legion's slate raises many serious concerns for us.** Legion has failed to present any discernible strategy or describe how their nominees will complement their "vision" for Genesco and drive value for shareholders. Legion seeks to replace the four incumbent independent directors with any tenure, forcing the turnover of 100% of the independent directors in less than a nine-month period, leading to an average board tenure of only four months. Substantively, Legion's slate lacks meaningful direct experience in footwear and none of its candidates have operated an eCommerce business that is anywhere close to the size of Genesco's. Only two of Legion's nominees have public company experience as a director or C-suite executive, and those two nominees have an average board tenure of only 1.4 years. They also have track records of presiding over companies that have destroyed shareholder value.

In sum, we believe Legion is a short-term oriented shareholder, and electing its nominees to replace our independent and highly qualified directors, who have the skills and experience needed to drive Genesco forward, **could destroy value and have serious negative consequences for you and your fellow shareholders.**

## LEGION IS SEEKING TO REPLACE HIGHLY SKILLED AND EXPERIENCED DIRECTORS WITH CANDIDATES WHO LACK THE EXPERIENCE AND SKILLS WE HAVE IDENTIFIED AS ESSENTIAL TO CREATE SHAREHOLDER VALUE

**Genesco's Current Directors** | **Legion's Nominees**



**MATTHEW DIAMOND**

- Lead Independent Director (since 2019)

- ✔ Developed and managed some of the most iconic and influential youth brands including "Gossip Girl" and "Vampire Diaries"
- ✔ Pioneer in the eCommerce space for youth markets
- ✔ Lead Independent director who has overseen company and Board transformation since 2019

**DAWN ROBERTSON**

- ✘ Reputation for short tenures at companies: she has held nine different jobs in 15 years
- ✘ Does not have substantial experience in eCommerce or footwear



**KEVIN MCDERMOTT**

- Chair of the Audit Committee
- Independent Director

- ✔ Extensive financial accounting and regulatory reporting experience
- ✔ 30+ years of public accounting experience with KPMG, and a CPA and qualified NYSE and NASDAQ financial expert

**MARJORIE BOWEN**

- ✘ Many companies where she served on the board have gone bankrupt, de-listed, or had significant stock price decline during her tenure
- ✘ Serves on a competitor's Board that may not be able to continue as a going concern
- ✘ Does not have public company C-suite leadership experience
- ✘ Does not have retail or eCommerce experience



**THURGOOD MARSHALL, JR.**

- Co-Leads ESG Subcommittee
- Independent Director

- ✔ Corporate governance expert with experience crafting guidance regarding ethics compliance and corporate governance
- ✔ Significant public service and government experience as Assistant to the President and Cabinet Secretary in the Clinton Administration and Chair of the USPS Board of Governors
- ✔ Diversity, Equity and Inclusion champion

**MARGENETT MOORE-ROBERTS**

- ✘ Does not have public company C-suite leadership experience and has no prior public company board experience
- ✘ Does not have experience in retail, eCommerce, or consumer goods



**JOANNA BARSH**

- Chair of the Compensation Committee
- Co-Leads ESG Subcommittee
- Independent Director

- ✔ Deep experience in retail/consumer sectors, business transformations, and growth and performance improvements
- ✔ Fourth woman elected Senior Partner at McKinsey & Company; founded global leadership development program
- ✔ Publicly recognized leader and advocate for Diversity, Equity and Inclusion at work through her award-winning books and programs

**HOBART SICHEL**

- ✘ Genesco considered Mr. Sichel as a potential director candidate in fall 2020 and did not move forward given his narrowly focused skills and experience in digital marketing
- ✘ Does not have prior public board experience

**We strongly urge shareholders to vote the BLUE proxy card FOR ALL our highly qualified and experienced director nominees.**

We look forward to engaging with you further as the Annual Meeting approaches, and as always, we appreciate your investment in Genesco.

Sincerely,
The Genesco Board of Directors

Vote the **BLUE** proxy card today

To learn more visit GenescoDrivingValue.com

YOUR VOTE IS IMPORTANT No Matter How Many or How Few Shares You Own VOTE THE BLUE PROXY CARD TODAY Support your strong board members by voting the BLUE proxy card online or by telephone. You may also sign, date and return the enclosed BLUE proxy card by mail. DISCARD THE WHITE PROXY CARD FROM LEGION PARTNERS Voting the WHITE proxy card, even if in protest, will revoke any previous proxy you submitted using the BLUE proxy card. Only your latest-dated proxy counts. If you please have call any the questions firm assisting or need us help with voting the solicitation your BLUE of proxy proxies: card, (toll-free from 1 (877) the 825 U.S-.8772 and Canada) (from +1 (412) other 232 locations) -3651 For more information, visit GenescoDrivingValue.com FORWARD This letter contains -LOOKING forward STATEMENTS -looking statements, including those regarding the performance outlook for the Company and all other statements not addressing “intend,” “expect,” solely historical “believe,” “should,” facts or present “anticipate,” conditions “optimistic” . Forward and—looking similar statements terminology are . Actual usually results identified could by vary or materially are associated from the with expectations such words as statements, reflected in these including statements those resulting . A number from of the factors effects could of COVID cause- differences 19 on the Company’s . These include business, adjustments including to COVID projections -19 case reflected spikes in in locations forward-looking in which the the timing Company of the operates, re-opening the roll of -our out stores, of COVID the- 19 timing vaccines of in- and person the back public’s -to -acceptance work and back of the -to- vaccines, school and additional sales with stores respect closures thereto, due weakness to COVID in -19, requirements, store and shopping and limitations mall traffic, on restrictions the Company’s on operations ability to imposed adequately by staff government and operate entities stores and/or . Differences landlords, from changes expectations in public could safety also and result health inventories from stores at closures appropriate and effects levels; on the the imposition business of as tariffs a result on of product civil disturbances; imported by the the level Company and timing or its vendors of promotional as well activity as the ability necessary and costs to maintain to move and effectively production manage of products disruptions in response in product to tariffs; supply the or Company’s distribution, ability including to obtain disruptions from suppliers as a result products of COVID that -19; are unfavorable in-demand trends on a timely in fuel basis costs, the foreign European exchange Union rates, and foreign other sources labor and of market material weakness costs, and in the other U. Kfactors . and Republic affecting of the Ireland; cost of the products; effectiveness the effects of the of Company’s the British omni decision -channel to exit consumer initiatives; costs economy associated and retail with industry; changes competition in minimum and wage fashion and trends overtime in the requirements; Company’s wage markets; pressure risks related in the U to .S. the and potential the U.K.; weakness for terrorist in events; the risks divestitures related of to businesses public health including and safety potential events; liabilities changes under in buying leases patterns as the prior by significant tenant or as wholesale a guarantor; customers; and changes retained in liabilities the timing associated of holidays with or in include the onset the ability of seasonal to renew weather leases affecting in existing period stores -to and -period control sales or comparisons lower occupancy . Additional costs, and factors to conduct that could required cause remodeling differences or from refurbishment expectations on schedule achieve expected and at expected digital gains expense and levels; gain market the Company’s share; deterioration ability to realize in the anticipated performance cost of individual savings, including businesses rent or savings; of the Company’s the Company’s market ability value to consequences relative to its book and value, the timing resulting and in amount impairments of such of impairments fixed assets, or operating other consequences; lease right of unexpected use assets or changes intangible to the assets market or other for the adverse Company’s financial shares systems or either for the by retail security sector breaches in general; and costs incidents and reputational or by potential harm problems as a result associated of disruptions with the in implementation the Company’s business of new or or upgraded information systems; technology the the Company’s Company, ability and to the realize impact any of anticipated actions initiated tax benefits; by activist and shareholders the cost and. Additional outcome of factors litigation, are investigations cited in the “Risk and Factors,” environmental “Legal Proceedings” matters involving filings, and “Management’s copies of which Discussion may be obtained and Analysis from of the Financial SEC website, Condition www and .sec. gov, Results or by of Operations” contacting the sections investor of, relations and elsewhere department in, the of Company’s Genesco via SEC the Genesco’s Company’s ability website, to control www or. genesco predict. Genesco .com. Many undertakes of the factors no obligation that will determine to release the publicly outcome the results of the of subject any revisions matter of to this these release forward are- looking beyond Forward statements -looking that may statements be made reflect to reflect the expectations events or circumstances of the Company after at the the date time hereof they are or to made reflect . The the Company occurrence disclaims of unanticipated any obligation events to . update such statements. Genesco IMPORTANT has ADDITIONAL filed a definitive INFORMATION proxy statement AND WHERE (the “Proxy TO FIND Statement”) IT and accompanying proxy card in connection with the solicitation of proxies for PROXY the 2021 STATEMENT annual meeting AND ACCOMPANYING of Genesco shareholders PROXY CARD (the AND “Annual OTHER Meeting”) DOCUMENTS . INVESTORS FILED WITH AND THE SHAREHOLDERS U.S. SECURITIES ARE AND STRONGLY EXCHANGE ENCOURAGED COMMISSION TO (THE READ “SEC”) THE CAREFULLY Statement, AND any IN amendments THEIR ENTIRETY or supplements WHEN THEY BECOME to the Proxy AVAILABLE Statement AS THEY and WILL other CONTAIN documents IMPORTANT filed by INFORMATION Genesco with . Shareholders the SEC for no may charge obtain at the the Proxy SEC’s website at www.sec.gov. Copies will also be available at no charge in the Investors section of Genesco’s corporate website at www.genesco.com. Genesco, PARTICIPANTS its directors IN THE SOLICITATION and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Genesco shareholders in officers connection and certain with the other matters individuals to be considered and their respective at the Annual interests Meeting in Genesco . Information by security regarding holdings the names or otherwise of Genesco’s is set forth directors in the and Annual executive Report on securities Form 10-K have of Genesco changed for since the fiscal the amounts year ended described January in 30, the 2021, Proxy and Statement, in the Proxy such Statement changes . To have the been extent reflected holdings on of Initial such participants Statements of in Beneficial Genesco’s Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

The following were posted by the Company to www.GenescoDrivingValue.com on June 18, 2021.

How to vote Materials Board of Directors Contacts June 18, 2021 Genesco Shareholder Letter – June 18, 2021 June 7, 2021 Genesco Shareholder Letter – June 7, 2021

June 18, 2021 June 7, 2021 May 21, 2021 April 12, 2021